                           SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (Amendment No.  )
  Filed by the registrant [X]

  Filed by a party other than the registrant [_]

  Check the appropriate box:

  [_] Preliminary Proxy Statement   [_] Confidential, for Use of Commission Only
                                        (as permitted by Rule 14a-6(e)(2))

  [X] Definitive Proxy Statement

  [_] Definitive Additional Materials

  [_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           Analytical Surveys, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of filing fee (Check the appropriate box):

  [X] No filing fee required.

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

          2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

          4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

          5)  Total fee paid:

--------------------------------------------------------------------------------

  [_] Fee paid previously with preliminary materials.

  [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)  Amount Previously Paid:

--------------------------------------------------------------------------------
  2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
  3)  Filing Party:

--------------------------------------------------------------------------------
  4)  Date Filed:

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

                           ANALYTICAL SURVEYS, INC.
                              1935 JAMBOREE DRIVE
                        COLORADO SPRINGS, COLORADO 80920

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               FEBRUARY 10, 1998


Notice is hereby given that an Annual Meeting of Shareholders of Analytical Surveys, Inc. ("Company" or "ASI"), a Colorado corporation, will be held on February 10, 1998 at 3:30 p.m. MST at the Antlers Doubletree Hotel, 4 South Cascade Avenue, Colorado Springs, Colorado, for the following purposes:

   1. To elect seven Directors to serve until the next Annual Meeting of the Shareholders and until the election and qualification of their respective successors; and

   2. To ratify and approve the Analytical Surveys, Inc. 1997 Stock Option Plan; and

   3. To ratify the selection of KPMG Peat Marwick LLP as the independent public accountants for the Company for the year ending September 30, 1998; and

   4. To act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Company's Board of Directors has fixed the close of business on December 22, 1998, as the record date for determining those shareholders who will be entitled to notice of and to vote at the Annual Meeting.

Representation of at least a majority of all outstanding shares of Common Stock of the Company is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting.

A Proxy statement explaining the matters to be acted upon at the meeting is enclosed. Also enclosed is a copy of the Annual Report of the Company for the fiscal year ended September 30, 1997.

Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope. Your proxy may be revoked at any time prior to the time it is voted.

                                    By Order of the Board of Directors



                                    /s/ Scott C. Benger
                                    ---------------------------
                                    Scott C. Benger
                                    Secretary/Treasurer

January 8, 1998

                            ANALYTICAL SURVEYS, INC.
                              1935 JAMBOREE DRIVE
                        COLORADO SPRINGS, COLORADO 80920

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 10, 1998


This Proxy Statement is submitted with the Notice of the Annual Meeting of Shareholders of Analytical Surveys, Inc. ("Company" or "ASI") to be held on February 10, 1998 at 3:30 p.m. MST at the Antlers Doubletree Hotel, 4 South Cascade Avenue, Colorado Springs, Colorado.

The specific purposes to be considered and acted upon at the Annual Meeting are summarized as follows:

   1. To elect seven Directors to serve until the next Annual Meeting of the Shareholders and until the election and qualification of their respective successors; and

   2. To ratify and approve the Analytical Surveys, Inc. 1997 Stock Option Plan; and

   3. To ratify the selection of KPMG Peat Marwick LLP as the independent public accountants for the Company for the year ending September 30, 1998; and

   4. To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Each of the foregoing proposals is described in more detail in this Proxy Statement.


                    PROXIES AND VOTING AT THE ANNUAL MEETING


This solicitation of proxies is made on behalf of the Board of Directors of the Company (the "Board of Directors" or the "Board").

The Proxy Statement and the proxies solicited hereby are being first sent or delivered to shareholders of the Company beginning on or about January 8, 1998.

The expenses of the solicitation of proxies for the meeting will be paid by the Company. Employees of the Company may communicate with shareholders to solicit their proxies. Brokers, banks and others holding stock in their names, or in names of nominees, may request and forward copies of the proxy solicitation material to beneficial owners and seek authority for execution of proxies, and the Company will reimburse them for their expenses in so doing at the rates approved by the New York Stock Exchange.

The holders of record of the common stock of the Company ("Common Stock") at the close of business on December 22, 1997, will be entitled to notice of, and to vote at, the meeting. Each share of Common Stock represented at the Annual Meeting is entitled to one vote on each matter properly brought before the meeting. There are no cumulative voting rights. Please specify your choices by marking the appropriate boxes on the enclosed proxy card and signing it.

In the election of directors, the nominees equaling the number of directors to be elected that receive the most votes cast in favor of their election are elected to the Board of Directors. All other matters submitted at the meeting will be determined by a majority of the votes cast. Shares represented by proxies that are marked "withhold authority" with respect to the election of one or more nominees for election as directors, proxies which are marked "abstain" on other proposals and proxies that are marked to deny discretionary authority on other matters will not be counted in determining the number of votes cast for such matters. If no directions are given and the signed proxy card is returned, the shares will be voted in favor of the election of all listed nominees, in accordance with the directors' recommendations on the other matters listed on the proxy card, and at the proxies' discretion on any other matter that may properly come before the meeting. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"), those shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals and, therefore, will have no effect on the vote. Shareholders voting by proxy may revoke that proxy at any time before it is voted at the meeting by delivering to the Company a proxy bearing a later date or by attending in person and casting a ballot.

On the record date, December 22, 1997, there were 6,127,390 shares of Common Stock outstanding and entitled to vote. The presence in person or by proxy of at least a majority of the outstanding shares will constitute a quorum.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR MARKED PROXY CARD PROMPTLY SO YOUR SHARES CAN BE REPRESENTED, EVEN IF YOU PLAN TO ATTEND THE MEETING IN PERSON.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES

The Board of Directors has determined that the number of Directors of the Company shall be seven. The Directors are to be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. All of the nominees are presently Directors of the Company. It is the intention of the nominees named as proxies in the accompanying form of Proxy to vote FOR the election of the persons named below. If any such person should be unable to serve or become unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the Proxy will be voted for such other person or persons as shall be determined by the persons named in the Proxy in accordance with their judgment. The following sets forth certain information concerning the nominees as of December 22, 1997:

John A. Thorpe: (63) Mr. Thorpe, the founder of Analytical Surveys, Inc., was elected to serve as director of the Company in February 1981. He served as Chairman of the Board until March 1997. He has been Chief Technical Officer of the Company since November 1993. Prior to his founding the Company he owned and operated Photosurveys (Pty.) Ltd., an aerial survey company in Johannesburg, South Africa. Mr. Thorpe is a Certified Photogrammetrist and has presented various technical papers on computerized mapping methods in the United States, South Africa, and Europe.

Sidney V. Corder: (55) Mr. Corder was elected to serve as a Director of the Company on November 6, 1992 and Chairman of the Board in March, 1997 and is the President and Chief Executive Officer of the Company. Mr. Corder joined the Company in August 1990 as President and became the Chief Executive Officer in 1993.

Richard P. MacLeod: (60) Mr. MacLeod was elected to serve as a Director of the Company on December 17, 1987. Mr. MacLeod was President of the United States Space Foundation, a private foundation, from prior to 1992 until his retirement in 1996.

James T. Rothe: (54) Dr. Rothe was elected to serve as a Director of the Company on December 17, 1987. Dr. Rothe has been a Professor of Business at the College of Business and Administration, University of Colorado at Colorado Springs since 1986. Since 1988 Dr. Rothe has been a principal in Phillips-Smith Specialty Retail, Inc. a venture capital firm. He is a director of Medlogic Global Corporation, which develops, markets and sells medical devices for the wound-management market. He also is a trustee of the Janus Funds. He served as Dean of the College of Business and Administration, University of Colorado at Colorado Springs from 1986 to 1994. Dr. Rothe has published extensively in the Marketing and Strategic Management areas, and has served as a consultant to numerous corporations throughout the United States.

Robert H. Keeley: (56) Dr. Keeley was elected to serve as a Director of the Company on December 11, 1992. Since September 1992, Dr. Keeley has been the El Pomar Professor of Business Finance at the College of Business and Administration, University of Colorado at Colorado Springs, where he also is associated with the Colorado Institute for Technology Transfer and Implementation. Dr. Keeley also serves on the boards of directors of Simtek Corporation, a designer, developer, producer and marketer of high performance nonvolatile semiconductor memories, and Molecular Dynamics, Inc., a developer, manufacturer and marketer of systems that accelerate genetic discovery and analysis.

Willem H.J. Andersen: (56) Mr. Andersen was appointed to serve as a Director of the Company on October 24, 1995. he presently is a consultant with the National Semiconductor Corporation and is a member of the board of directors of Iomega Corporation, a manufacturer of computer data storage devices. From prior to 1992 until his retirement, he held various positions with a number of divisions of Phillips N.U. of the Netherlands, including President and Chief Executive Officer of Laser Magnetic Storage International Company, a North American Phillips company.

Sol C. Miller: (60) Mr. Miller was appointed to serve as a Director of the Company on August 22, 1997. From 1960 until July 1997, when it was acquired by the Company, he was a co-founder and Chairman of the Board of MSE Corporation ("MSE").

                               BOARD OF DIRECTORS

DIRECTORS' COMPENSATION

Directors who are not also employees of the Company (the "outside directors") receive a retainer of $6,500 per year, plus $1,000 per meeting of the Board of Directors. Directors who are also employees of the Company do not receive any additional compensation for their service on the Board of Directors.

The outside directors also receive stock option awards under the Analytical Surveys, Inc. 1993 Non-Qualified Stock Option Plan (the "1993 Option Plan") approved by the shareholders at the February 23, 1993 Annual Meeting. Pursuant to the 1993 Option Plan, such outside directors are granted options to purchase 9,000 Shares of Common Stock annually for the life of the plan. Each of the nominees received options to purchase 9,000 Shares of Common Stock in fiscal 1997.

Mr. Miller also serves as a consultant to the Company for an annual consulting fee of $150,000 plus medical benefits. In addition, the Company pays premiums on a life insurance policy payable to his designated beneficiaries. The amounts paid by the Company pursuant to these arrangements in fiscal 1997 were $40,621.

DIRECTORS' MEETINGS AND COMMITTEES

During the year ended September 30, 1997, the Board of Directors met nine times. Each Director standing for re-election attended at least 75 percent of the meetings of the Board of Directors and each committee of which he is a member except Mr. Andersen who attended 67 percent of the Board Meetings and Compensation Committee meetings.

The Compensation Committee is chaired by Robert H. Keeley with Messrs. MacLeod, Andersen, and Rothe as members. The Compensation Committee met three times during 1997. The duties of the Compensation Committee are to: review and recommend to the Board salary and incentive compensation, including bonus, stock options and restricted stock for the Chief Executive Officer; review and approve the salaries and incentive compensation for all corporate officers and senior executives; and advise the Board with respect to the incentive compensation to be allocated to employees. The Compensation Committee does not include any employees or former or current officers of the Company.

The Audit Committee is chaired by James T. Rothe with Messrs. MacLeod, Andersen, Rothe and Keeley as members. The Audit Committee met one time during 1997. The duties of the Audit Committee are to recommend the appointment of the Company's independent accountants; review the scope and results of the audit plans of the independent accountants and the internal auditors; oversee the scope and adequacy of the Company's internal accounting control and record-keeping systems; review non-audit services to be performed by the independent accountants; and determine the appropriateness of fees for audit and non-audit services performed by the independent accountants.

There is no nominating committee of the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as an officer, director or member of a compensation committee of any entity, an executive officer or director of which is a member of the Compensation Committee of the Company.

                               EXECUTIVE OFFICERS

The following persons serve as executive officers of the Company. Mr. Corder is also a member of the Board of Directors and his biographical information is presented above under the caption "Election of Directors."

      Name                     Position                       Officer since
----------------    ------------------------------------      -------------

Sidney V. Corder    Chairman of the Board, President and           1990
                    Chief Executive Officer

Scott C. Benger     Secretary/Treasurer and                        1990
                    Senior Vice President, Finance

John J. Dillon      Chief Administrative Officer                   1997

Randal J. Sage      Chief Operations Officer                       1997


Scott C. Benger: (48) Mr. Benger joined the Company in September 1990 as controller. He became Secretary/Treasurer and Vice President, Finance in January 1991 and Senior Vice President, Finance in November 1993.

John J. Dillon: (38) Mr. Dillon joined the Company as Chief Administrative Officer in July 1997. Prior to joining the Company, Mr. Dillon was Senior Vice President of MSE from January 1997 until July 1997 when MSE was acquired by the Company. From July 1993 until January 1997 he served as the director of the Hoosier Lottery, the Indiana state lottery, and from prior to 1992 until July 1993 he served as a legislative liaison to the Governor of Indiana.

Randal J. Sage: (41) Mr. Sage joined the Company in July 1997 as its Chief Operations Officer. Prior to joining the Company Mr. Sage served as President of MSE from January 1997 until its acquisition by the Company in July 1997. Prior to January 1997 he served in various positions of increasing responsibility with MSE's GIS Division, most recently as the Division's Vice President.

                             EXECUTIVE COMPENSATION

The following table sets forth a summary of certain information regarding the compensation of the Chief Executive Officer and, the two other executive officers and one former executive officer whose salary and bonus exceeded $100,000 during fiscal 1997 (the "named executive officers") for the fiscal years ended September 30, 1997, 1996, and 1995.

                           Summary Compensation Table

                                                                          Long Term
                                           Annual Compensation           Compensation
                                                                            Awards
                                                                                        All Other
     Name and                                             Other Annual      Stock       Compensa-
     Principal                         Salary    Bonus    Compensation   Options/(1)/   tion/(2)/
     Position                Year        $         $           $             (#)            $
     --------                ----      ------    -----    ------------   ------------   ---------
Sidney V. Corder             1997      203,769  398,750       (3)           50,000        8,643
 Chairman of the             1996      163,578  102,487       (3)           22,500        7,308
 Board, President and        1995      141,711   69,387       (3)          202,500        6,872
 Chief Executive
 Officer

John A. Thorpe               1997      114,989        0       (3)            9,000       14,086
 Chief Technical             1996      145,422   46,220       (3)            9,000       15,232
 Officer                     1995      141,000   38,235       (3)           15,000       15,143

Scott C. Benger              1997      123,154  203,000       (3)           41,000        2,608
 Secretary/Treasurer         1996       92,845   62,248       (3)           21,000        1,857
 and Senior Vice             1995       83,308   33,985       (3)           15,000        1,666
 President

William D. Nantell            1997     157,250   55,674       (3)           22,000        2,972
 President, ASI Data          1996/(4)/ 96,663   18,600       (3)            7,500        1,997
  Solutions Division


/(1)/ Long term compensation consists only of stock options. There were no grants of restricted stock or payments from other long term incentive plans, therefore columns for "Restricted Stock Awards" and "LTIP Payouts" are omitted.
/(2)/ Other compensation for 1997 includes $7,315 deferred compensation accrued for Mr. Thorpe, $4,568, $4,339 and $580 in life insurance premiums for Mr. Corder, Mr. Thorpe, and Mr. Nantell, respectively, and employer's matching contributions to the 401(k) Incentive Savings Plan of $4,075 for Mr. Corder, $2,434 for Mr. Thorpe, $2,463 for Mr. Benger and $2,392 for Mr. Nantell.
/(3)/ Certain perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total amounts reported in the Salary and Bonus columns in any of the fiscal years reported.
/(4)/ For period from December 22, 1995 (date of hire) through end of fiscal year.

The following table sets forth certain information with respect to grants made by the Company of stock options to the named executive officers pursuant to the Company's stock option plans during fiscal year 1997. No stock appreciation rights ("SARs") were granted to executive officers during fiscal year 1997.

                                       Option Grants in Last Fiscal Year

                                            % of Total                                        Potential Realizable
                                            Options to       Exercise                     Value/(2)/ At Assumed Annual
                           Options          Employees         Price      Expiration         Rates of Stock Appreciation
     Name                Granted/(1)/     in Fiscal Year     ($/sh)         Date                for Option Term
     ----                ------------     --------------     --------    ----------       -----------------------------
                                                                                              5%($)          10%($)
Sidney V. Corder            30,000             4.7%           12.50       6/16/07            580,823         942,641
                            20,000             3.1%           13.75       7/2/07/(3)/        427,932         693,265

John A. Thorpe               9,000             1.4%           12.50       6/16/07            174,238         282,784

Scott C. Benger             21,000             3.3%           12.50       6/16/07            406,572         659,845
                            20,000             3.1%           13.75       7/2/07/(3)/        427,932         693,265

William D. Nantell          12,000             1.9%           12.50       6/16/07            232,322         377,049
                            10,000             1.6%           13.75       7/2/07/(3)/        213,959         346,626


/(1)/ All options vest as follows:  25% at six months; 25% at one year; 25% at two years; and 25% at three years after date of grant.
/(2)/ "Potential Realizable Value" is calculated based on the assumption that the price of the Common Stock will appreciate at the rates shown. The 5% and 10% assumed rates are mandated by the rules of the Securities Exchange Commission and do not reflect the Company's estimate or projection of future stock prices. Actual gains, if any, realized upon future exercise of these options will depend on the actual performance of the Common Stock and the continued employment of the named executive officer through the vesting period of the option.
/(3)/ Granted pursuant to the Analytical Surveys, Inc. 1997 Incentive Stock
      Option Plan.

The following table sets forth certain information with respect to the exercise of stock options by the named executive officers during fiscal year 1997 and information concerning the number and value of unexercised stock options at September 30, 1997. The value of unexercised stock options is based on the closing price per share of Common Stock of $22.875 on September 30, 1997, the last trading day of fiscal year 1997. As of that date, no SARs were outstanding.

                                     Aggregated Option Exercises in Last Fiscal Year
                                                 and FY-End Option Values

                                                             Number of Unexercised          Value of Unexercised In-the
                                                             Securities Underlying                 Money Options
                                                             Options at FY-End (#)                 at FY-End ($)
                                                            -----------------------        -----------------------------
                            Shares           Value                Exercisable                      Exercisable
                          Acquired on      Realized               -----------                      -----------
Name                     Exercise (#)         ($)                Unexercisable                    Unexercisable
----                     -----------       --------              -------------                    -------------
Sidney V. Corder              95,000       1,226,323          85,750         111,875         1,470,553         1,540,705
John A. Thorpe               116,294       1,165,349          21,375          17,250           385,174           217,220
Scott C. Benger                    0               0          61,500          55,250         1,188,191           594,972
William D. Nantell                 0               0           3,750          25,750            44,220           259,970


EMPLOYMENT CONTRACTS

On June 27, 1994 the Company entered into an employment agreement with Mr. Corder, providing for a base salary of $131,000 per year, which salary is reviewed in October of each year beginning in October 1994. The term of the employment agreement extends until June 26, 1998 and is automatically extended for successive two-year periods thereafter. Mr. Corder's salary for 1998 is $250,000. While he is employed by the Company pursuant to his employment agreement Mr. Corder is entitled to participate in the Company's Incentive Bonus Plan and Stock Option Plan and any and all other plans, to the extent he meets eligibility requirements, maintained by the Company for the benefit of the Company's executives or employees generally.

Upon termination of Mr. Corder's employment without cause, Mr. Corder will continue to receive salary and benefits for 24 months, and receive a bonus during such period equal to the amount of bonuses received by him during the 24 months prior to termination. During such period any stock options held by Mr. Corder will continue to vest and he will have the right to exercise such options that are or become exercisable during such period. If Mr. Corder resigns his employment for "cause" (as defined in the employment agreement), he will continue to receive salary and benefits for 36 months. During such period any stock options held by Mr. Corder will continue to vest and he will have the right to exercise such options that are or become exercisable during such period. If Mr. Corder is terminated by the Company for "cause" (as defined in the employment agreement) he will not be entitled to receive any termination pay or benefits beyond the effective date of termination. If Mr. Corder terminates his employment without "cause" the Company may accept his resignation or require him to continue his employment at the same salary and benefits for a period not to exceed six months. In the event of termination upon a Change of Control the aggregate amount of severance paid under the employment agreement or otherwise (but exclusive of any amount payable under any incentive benefit plan upon a change of control) will not include any amount that the Company is prohibited from deducting under Section 2806 of the Internal Revenue Code or any successor provision. If Mr. Corder dies or becomes disabled (as defined in the employment agreement) his salary will continue to be paid for 12 months after his death or termination by reason of disability. The Company agreed to provide Mr. Corder with a $250,000 life insurance policy (plus $250,000 accidental death coverage) payable to his designated beneficiaries.

Under the employment agreement Mr. Corder has agreed that during the term of the employment agreement he will not, directly or indirectly, engage in any activities in conflict with the best interests of the Company. He has further agreed not to be employed by or otherwise engage or be interested in any other business, whether or not in competition with the Company, except he is permitted to have an investment in certain non-competing businesses and to provide consulting services to non-competing businesses, if expressly approved by the Company. In addition, Mr. Corder has agreed that he will not at any time disclose any confidential information of the Company that he obtains as a result of his employment with the Company.

The Company entered into an employment agreement with Mr. Benger on September 20, 1995. Under the terms of the employment agreement, Mr. Benger was paid a base salary of $84,000, which salary is reviewed annually in November of each year beginning November 1995. Mr. Benger's salary for 1998 is $170,000. The term of the employment agreement originally extended until September 20, 1997, but was automatically renewed for a successive two-year period until September 20, 1999 and is automatically extended for successive two-year periods thereafter. The remaining terms of the employment agreement are the same as those in the previously described employment agreement of Mr. Corder except as follows: Mr. Benger will continue to receive salary and benefits for (i) 12 months following termination by the Company without cause; and (ii) 18 months following termination of his employment by Mr. Benger for cause. In addition, Mr. Benger has agreed that he will not, directly or indirectly, own, operate, manage, consult, own shares in, be employed by or otherwise participate in any entity whose primary business is the same or substantially similar to the business of the Company within the territory in which the Company does business (the "Non-Compete") during the term of the employment agreement and for one year following the termination of employment.

Mr. Thorpe is a party to an employment agreement on terms comparable to the previously described employment agreement of Mr. Corder; except, as described below. Mr. Thorpe's employment agreement was entered into on June 27, 1997, for the period through September 30, 1999 extendable at the option of Mr. Thorpe until September 30, 2000. Under the terms of the employment agreement, Mr. Thorpe will be paid an annual salary of $38,250. Mr. Thorpe will not be eligible to participate in the Company's bonus incentive plan. He will be subject to the Non-Compete for a period of 10 years after termination of his employment, subject to waiver by the Company in certain instances. If Mr. Thorpe dies or becomes disabled his salary will continue to be paid for six months after his death or termination by reason of disability. Mr. Thorpe is provided a $500,000 life insurance policy (plus $500,000 in accidental death coverage).

Mr. Nantell's employment agreement was entered into on December 22, 1995, for the period through December 31, 1996, was extended pursuant to the terms of the employment agreement at the election of the Company until December 31, 1997, in consideration of payment of $10,000 to Mr. Nantell and his agreement not to voluntarily terminate his employment prior to the end of the extended term. Mr. Nantell was paid an additional $10,000 upon continuing to be employed to January 1, 1998. Under the terms of the employment agreement, Mr. Nantell will be paid a base salary of $130,000, which salary will be reviewed annually in January of each year beginning January 1997. Mr. Nantell's salary for 1997 was $145,000. If Mr. Nantell is terminated without cause by the Company he will continue to receive salary and benefits for the term of the agreement and will be subject to the Non-Compete for seven months. Following termination of his employment by Mr. Nantell with cause he will continue to receive salary and benefits and he will be subject to the Non-Compete for seven months after termination; and if Mr. Nantell terminates his employment without cause or his employment is terminated by the Company with cause, Mr. Nantell will be subject to the Non-Compete for a period of 12 months following termination. Certain other provisions of the employment agreement provide for the continuation of the Non-Compete and the payment to Mr. Nantell of 75% of his salary and benefits under certain circumstances. If Mr. Nantell dies or becomes disabled his salary will continue to be paid for six months after his death or termination by reason of disability. Mr. Nantell is provided with a $150,000 life insurance policy (plus $150,000 in accidental death coverage). In addition, Mr. Nantell participates in the Company's commission plan to which he receives commissions based on sales made by employees of the Company reporting to him.

REPORT OF THE COMPENSATION COMMITTEE

This Report of the Compensation Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed "filed with" or "soliciting material" under such Acts.

The following is the Report of the Compensation Committee describing the compensation policies and rationales applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended September 30, 1997.

General. The duties of the Compensation Committee are to: review and recommend to the Board salary and incentive compensation, including bonus, stock options and restricted stock, for the Chief Executive Officer; review and approve the salaries and incentive compensation for all corporate officers and senior executives; and advise the Board with respect to the incentive compensation to be allocated to employees. The Compensation Committee does not include any employees or former or current officers of the Company. The Committee's fundamental policy is to establish a compensation program for executive officers that will (i) allow the Company to attract and retain the services of highly-qualified individuals or (ii) offer the Company's executive officers competitive compensation opportunities based upon overall Company performance, their individual contribution to the financial success of the Company and their personal performance. It is the Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance, as well as upon such officer's own level of performance. Accordingly each executive officer's compensation package is comprised of three elements: (i) base salary reflects individual performance and is designed to be competitive with salary levels of similarly sized companies which compete with the Company for executive talent; (ii) annual variable performance awards payable in cash and tied to the Company's achievement of financial performance goals and the executive's contribution; and (iii) long-term stock option awards, which create common interests for the executive officers and the shareholders.

Base Salary. Individual salaries are determined based on individual experience, performance and breadth of responsibility within the Company. The Compensation Committee reviews these factors for each executive officer each year. In addition, the Compensation Committee considers executive officers' salaries for relative competitiveness within the Company's industry.

Commissions and Bonuses. On September 26, 1991, the Compensation Committee adopted an Incentive Bonus Plan for its executive officers. The Incentive Bonus Plan is based on the year-to-year growth in net profit and on the return on equity. In fiscal 1997, nine Company officers and other executives earned total bonuses of $725,000 under the plan. In addition, the Company has a commission plan for its sales and marketing executives in lieu of the Incentive Bonus Plan. In fiscal year 1997, three marketing executives earned total commissions of $164,456.

Stock Option Plans. The Company has the 1993 Option Plan and the Analytical Surveys, Inc. 1997 Incentive Stock Option Plan, as amended and supplemented (the "1997 Option Plan" and together with the 1993 Option Plan, the "Option Plans"), which is subject to shareholder approval at the Annual Meeting (See "Ratification and Approval of the Analytical Surveys, Inc. 1997 Stock Option Plan"). The Option Plans are long-term incentive plans for employees. The Option Plans are intended to align shareholder and employee interests by creating a direct link between long-term rewards and the value of the Company's shares. The Compensation Committee believes that long-term stock incentives for executive officers and employees is an important factor in retaining valued employees and in achieving growth in share value. The options utilize vesting periods that encourage employees to continue in the employ of the Company. Because the value of an option bears a direct relationship to the Company's stock price, the Compensation Committee believes that options motivate executive officers and employees to manage the Company in a manner that will benefit all shareholders.

The 1993 Option Plan authorizes the Compensation Committee to award stock options to employees at any time, whereas the 1997 Option Plan provided for specific one-time grants. See "Ratification of the Analytical Surveys, Inc. 1997 Incentive Stock Option Plan." The size of stock option grants is determined by a number of factors, including comparable grants to executive officers and employees by other young, growing companies, as well as the relative position and responsibilities of executive officers and other employees with the Company, the individual performance of the executive officer or employee over the previous fiscal year and the anticipated contribution of the executive officer or employee to the attainment of the Company's long-term strategic performance goals. The exercise price per share of each stock option is generally equal to the prevailing market value of a share of the Company's Common Stock on the date such option is granted. The Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy.

CEO Compensation. The compensation of Sidney Corder, President and Chief Executive Officer consists of base salary, typically an annual bonus and occasionally stock options. The Board of Directors periodically reviews Mr. Corder's base salary and bonus and revises his compensation based on the Board's overall evaluation of his performance toward the achievement of the Company's financial, strategic and other goals, with consideration given to chief executive officer compensation information at similar companies. The Compensation Committee believes that the Company's success is dependent in part upon the efforts of its Chief Executive Officer. In fiscal 1997, Mr. Corder earned a base salary of $191,000 as set by the Compensation Committee and under the Incentive Bonus Plan earned $398,750. See the table entitled "Option Grants in Last Fiscal Year" on page 7 for options granted to Mr. Corder in fiscal 1997.

Internal Revenue Code Section 162(m) Implications for Executive Compensation. The Compensation Committee is responsible for addressing the issues raised by Internal Revenue Code Section 162(m) ("Section 162(m)"). This Section limits to $1 million the Company's deduction for compensation paid to certain executive officers of the Company which does not qualify as "performance-based." To qualify as performance based under Section 162(m), compensation payments must be made pursuant to a plan that is administered by a committee of outside directors and must be based on achieving objective performance goals. In addition, the material terms of the plan must be disclosed to and approved by shareholders, and the Compensation Committee must certify that the performance goals were achieved before payments can be awarded. The Company believes that all compensation paid to the executive officers listed on page 6 in fiscal 1997 is fully deductible and that compensation paid under the plans will continue to be deductible. The Committee's present intention is to comply with the requirements of Section 162(m) unless and until the Committee determines that compliance would not be in the best interest of the Company and its shareholders.

                                  By the Compensation Committee
                                     Robert H. Keeley, Chair
                                     Richard P. MacLeod
                                     James T. Rothe
                                     Willem H.J. Andersen

                               PERFORMANCE GRAPH

The following graph compares the cumulative total return on the Company's Common Stock with the index of the cumulative total return for the Nasdaq Stock Market (U.S.) ("Total U.S.") and the index of the Nasdaq Computer and Data Processing Services Stocks ("DP&S"). The graph assumes that $100 was invested on October 1, 1992, and that all dividends, if any, were reinvested.


[GRAPHIC OMITTED - GRAPH DESCRIPTION] a line graph plotting the points shown in the chart below which compares the yearly percentage change in the cumulative total shareholder return on the Common Stock against the cumulative total return of the Nasdaq Stock Market (U.S.) Index ("Total U.S.") and the index of the Nasdaq Computer and Data Processing Services Stock ("DP&S") for the period commencing October 1, 1992 and ending September 30, 1997.

                           1992   1993   1994   1995   1996   1997
                           ----   ----   ----   ----   ----   ----

      The Company           100    134    144    293    644   1339
      Nasdaq DP&S           100    119    133    212    263    356
      Nasdaq Total U.S.     100    131    132    182    216    297


                 VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

The following tables show, as of November 30, 1997, the ownership of Common Stock of (a) all persons known by the Company to be the beneficial owners of more than 5% of Company Common Stock and their addresses, (b) each nominee for election as a Director of the Company, (c) each executive officer of the Company, and (d) all executive officers and Directors as a group:


           Name of                          Shares of Stock
       Beneficial Owner                    Beneficially Owned  Percent of Class
       ----------------                    ------------------  ----------------
John A. Thorpe
  1935 Jamboree Drive                            460,269/(1)/         7.5%
  Colorado Springs, Colorado 80920
Sidney V. Corder                                 106,650/(1)/         1.7%
Richard P. MacLeod                                49,352/(1)/           *
Sol C. Miller                                    925,000             15.1%
James T. Rothe                                    42,654/(1)/           *
Robert H. Keeley                                  11,250/(1)/           *
Willem H.J. Andersen                              26,650/(1)/           *
Scott C. Benger                                   73,250/(1)/         1.2%
John J. Dillon                                     5,438/(1)/
Randal J. Sage                                    22,328/(1)/
All Directors and executive officers as        1,722,841/(2)/        26.7%
   a Group (10 persons)

--------------------
*Less than 1%

/(1)/ Includes shares of Common Stock underlying options which are exercisable within 60 days of November 30, 1997 as follows: 23,625 for Mr. Thorpe; 98,250 for Mr. Corder; 47,252 for Mr. MacLeod; 40,404 for Mr. Rothe; 6,750 for Mr. Keeley; 15,750 for Mr. Andersen; 71,750 for Mr. Benger; 5,438 for Mr. Dillon; and 22,328 for Mr. Sage.
/(2)/ Includes 331,547 shares of Common Stock underlying options which are exercisable within 60 days of November 30, 1997.

RATIFICATION AND APPROVAL OF THE ANALYTICAL SURVEYS, INC. 1997 STOCK OPTION PLAN
                            (ITEM 2 ON PROXY CARD)

GENERAL

The Board of Directors of the Company has adopted the 1997 Option Plan and directed that the 1997 Option Plan be submitted to the shareholders for their ratification and approval at the Annual Meeting. The Option Plan was adopted by the Board of Directors in connection with the acquisition of MSE to provide specific grants as an incentive to certain executives and employees of MSE to remain in the Company following the acquisition and to certain Company executives and employees so that outstanding options held by them were comparable to those held by former MSE employees. The 1997 Option Plan was amended and supplemented to provide for future grants of options pursuant to the terms of the Option Plan. The specific grants awarded under the Option Plan to Mr. Corder and Mr. Benger were granted subject to shareholder approval; if shareholders do not approve the 1997 Option Plan, such grants will be terminated. The approval of the holders of a majority of the shares of Common Stock represented and entitled to vote at the Annual Meeting is necessary to approve the 1997 Option Plan. The purpose of the 1997 Option Plan is to provide an inducement to selected persons to acquire a proprietary interest in the Company, to gain an added incentive to advance the interests of the Company and to remain affiliated with the Company. Specific grants of options not qualified as incentive stock options ("Non-Qualified Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to purchase an aggregate of 345,000 shares of Common Stock at $13.75 per share were granted effective July 2, 1997 (the "July 2 grants"). In addition a total of 540,000 shares of Common Stock may be issued pursuant to options granted in the future under the 1997 Option Plan.

The following is a brief summary of the 1997 Option Plan. This description is qualified in its entirety by the full text of the Option Plan, copies of which will be provided to shareholders, without charge, upon written request directed to: Scott C. Benger, Secretary/Treasurer, 1935 Jamboree Drive, Colorado Springs, Colorado 80920.

PRINCIPAL FEATURES OF THE JULY 2 GRANTS

Non-Qualified Stock Options to purchase an aggregate of 345,000 shares of Common Stock at $13.75 per share were granted effective July 2, 1997. Each option vests in 25% increments at six months, one year, two years, and three years after the grant date; provided that such options are subject to termination as described below. The specific grants awarded under the Option Plan to Mr. Corder and Mr. Benger were granted subject to shareholder approval; if shareholders do not approve the 1997 Option Plan, such grants will be terminated. See "Executive Compensation--Option Grants in Last Fiscal Year" for grants made to certain executive officers, including Mr. Corder and Mr. Benger, under the 1997 Option Plan. The following discussion relates only to the July 2 grants and does not apply to grants of options that may be made pursuant to the 1997 Option Plan in the future. See "Principal Features of the 1997 Option Plan" for a discussion of the provisions of the 1997 Option Plan that will apply to future grants of options under the 1997 Option Plan.

Options awarded pursuant to the July 2 grants are not transferable, other than by will or the laws of descent and distribution. The term of the options are 10 years, and, subject to limited exceptions for termination, disability and death, options are exercisable during the life of the optionee only by him.

Upon exercise, the holder of the option must pay the exercise price by delivery of cash; cashier's check; delivery of a notice and irrevocable instructions to a broker to promptly deliver the amount of sale proceeds required to pay the exercise price; or delivery of shares of Common Stock having a fair market value equal to the aggregate exercise price of the shares as to which such option is exercised. Whenever shares of Common Stock are to be issued under the July 2 grants, the Company may permit the option holder to transfer shares of Common Stock to the Company or direct the Company to withhold from the shares of Common Stock otherwise issuable to such holder, a number of shares of Common Stock having a fair market value equal to the amount of withholding taxes.

If an optionee dies while employed as an employee or during any extended exercise period, options may be exercised by those entitled to do so under the optionee's will or by the laws of descent and distribution within 180 days following the optionee's death, to the extent such options were exercisable at the time of such death. If the optionee becomes disabled, as defined, while employed by the Company or retires from employment with the Company after age 65, all unvested options held by the optionee at his disability or retirement will continue to vest and may be exercised for a period of 36 months from the date of such disability or retirement; provided that the optionee survives for such 36-month period. If the optionee terminates his employment with the Company for cause, as defined under the optionee's employment agreement, or if the Company terminates the optionee's employment for any reason other than cause, all options held by the optionee will immediately vest as of such termination of employment, and the options will be exercisable for a period of 90 days after such termination of employment. If the Company terminates the employment of the optionee for cause all unvested options will be terminated and will be void for all purposes and all vested options may be exercised for a period of 15 days after such termination.

In the event of any change in the capitalization of the Company as a result of a stock dividend or other distribution upon the Common Stock payable in Common Stock or through a stock split, subdivision, consolidation, combination, reclassification, or recapitalization involving the Common Stock, the numbers, rights and privileges of the shares reserved for issuance under the 1997 Option Plan and the shares covered by each outstanding option may be increased, decreased or changed as if such shares had been issued and outstanding at the time of such occurrence.

In the event of an approved transaction, as defined, all outstanding July 2 grants not vested or exercisable under the Option Plan will become fully vested at the date determined by the committee, which will be at least 30 days prior to the date of the approved transaction and will remain exercisable for 30 days after the vesting date; provided that if any agreement relating to an approved transaction provides for the assumption, exchange or conversion of options for securities of the surviving corporation, no accelerated vesting will occur.

PRINCIPAL FEATURES OF THE 1997 OPTION PLAN FOR FUTURE OPTION GRANTS

The 1997 Option Plan provides for the granting of options in the future to selected employees, directors and consultants of the Company and its affiliates. Options can either be incentive stock options ("Incentive Stock Options" or "ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Non-Qualified Stock Options. Only Non-Qualified Stock Options may be granted to consultants and non-employee directors. Employees may be granted either Incentive Stock Options or Non-Qualified Stock Options. A total of 540,000 shares of Common Stock may be issued pursuant to options granted in the future under the 1997 Option Plan. The 1997 Option Plan is effective for 10 years after its adoption by the Board of Directors, unless earlier terminated.

The 1997 Option Plan is to be administered by a committee of the Board of Directors, which will be comprised of one or more members of the Board and or such other persons appointed by the Board or, in the absence of such committee, the entire Board; provided that any grant of any options to persons subject to the reporting requirements of the Exchange Act, will be granted by the 16b-3 Committee consisting of at least two "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act or the entire Board, if the options granted are intended to be exempt from the short-swing profit liability provision of
Section 16 of the Exchange Act; and any grant of options intended to comply with
Section 162(m) of the Code, will be granted by a committee consisting of at least two "outside directors" within the meaning of Section 162(m) of the Code and the regulations thereunder. The Board or the committee administering the 1997 Option Plan (as applicable, the "Administrator") (i) selects those employees, directors and consultants to whom options will be granted and determines the type and amount of each option and the other terms and conditions of such options. Any consultant or employee of the Company or any affiliates of the Company or non-employee director whose judgment, initiative and efforts are, or are expected to be, important to the successful conduct of the Company's business is eligible to receive an option grant under the 1997 Option Plan. As of December 22, 1997, approximately 810 employees and non-employee directors were eligible to participate in the 1997 Option Plan. The Administrator also may interpret provisions of the 1997 Option Plan. If any option expires or terminates without having been exercised or payment having been made in respect thereof, the shares of Common Stock subject to the option, and any shares which are used to pay the exercise price of an option may again become available for grant under the 1997 Option Plan.

The per share exercise price for shares issued pursuant to all options granted under the 1997 Option Plan is determined by the Administrator. However, the exercise price of all Incentive Stock Options must be at least equal to 100% of the fair market value per share of Common Stock on the date of grant (or 110% of the fair market value per share of Common Stock on the date of grant in the case of Incentive Stock Options granted to employees who own more than 10% of the voting power of Company stock at the time of grant). Non-Qualified Stock Options may be granted at less than fair market value. Options awarded under the 1997 Option Plan are not transferable other than by will or the laws of descent and distribution, except pursuant to a qualified domestic relations order; provided that Non-Qualified Stock Options may be transferred to certain entities for estate planning purposes with the consent of the committee. The term of each individual option can be no longer than 10 years (five years for Incentive Stock Options granted to 10% or more shareholders), and, subject to limited exceptions for termination, disability and death, is exercisable during the life of the optionee only by him or her.

Upon exercise, the holder of the option must pay the exercise price by delivery of cash; cashier's check or certified check or other instrument acceptable to the Company; if authorized by the Company, by the withholding from the number of shares of Common Stock issuable upon exercise of the option, a number of shares the fair market value of which equals the exercise price; delivery of a notice and irrevocable instructions to a broker to promptly deliver the amount of sale proceeds required to pay the exercise price; or delivery of shares of Common Stock having a fair market value equal to the aggregate exercise price of the shares as to which said option is exercised. Whenever shares are to be issued under the 1997 Option Plan, the Company may elect to withhold from such number of shares issuable upon the exercise of an option, a number of shares of Common Stock having a fair market value equal to the withholding taxes with respect to such exercise; withhold an amount equal to the withholding taxes from future compensation of the option holder or permit the option holder to transfer shares of Common Stock to the Company having a fair market value equal to the amount of withholding taxes.

If an optionee dies or becomes disabled while employed as an employee or serving as a consultant or director or dies or becomes disabled within three months following termination, options may be exercised by those entitled to do so under the optionee's will or by the laws of descent and distribution within 12 months following the optionee's death or disability, to the extent such options were exercisable at the time of such death or disability. If the status of an optionee as an employee, director or consultant is terminated for any reason other than death or disability or cause, as defined, the option may be exercised by the optionee (to the extent then exercisable unless otherwise determined by the Administrator) within three months after termination (but no later than the expiration date of the option). If the status of an optionee is terminated for cause, as defined, all outstanding options held by such persons will terminate.

In the event of any change in the capitalization of the Company as a result of a stock dividend, stock split, subdivision, consolidation, combination, reclassification, or recapitalization or other change in corporate structure affecting the shares of Common Stock, the total number and kind of shares reserved for issuance under the 1997 Option Plan and the number of shares covered by each outstanding option and the purchase price per share may be appropriately adjusted as determined by the Administrator.

Upon a change in control of the Company, as defined, unless the applicable stock agreement provides otherwise, all outstanding options not vested or exercisable under the 1997 Option Plan will become immediately and fully vested and exercisable provided that the Administrator may in its sole discretion (i) grant a cash bonus in an amount necessary to pay the exercise price, (ii) pay cash in exchange for the cancellation of the outstanding options and (iii) make other adjustments or amendments to outstanding options, including a determination that no acceleration of options will occur, if the Board or the surviving corporation shall have made or agreed to make an equitable and appropriate substitution of a new option or assume the old option in order to make the new or assumed option the practical equivalent of the old option.

The Board of Directors may amend, modify or terminate the 1997 Option Plan, provided that no such action may adversely affect any outstanding option and shareholder approval will be required to the extent necessary or desirable to comply with any statutory or regulatory requirements.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary is for general information only and is limited to a discussion of federal income tax consequences of participation in the 1997 Option Plan, as described, based upon the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of income taxation that may be relevant to a particular participant in light of his or her personal circumstances.

ISOs. The grant of an ISO will not create tax consequences to either the optionee or the Company. If the optionee has held the shares of Common Stock acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, when the optionee disposes of the shares, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss. If the optionee disposes of the shares prior to satisfying these holding period requirements (a "disqualifying disposition"), the optionee will recognize ordinary income (treated as compensation subject to withholding) at the time of the disqualifying disposition, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be long-term or short-term capital gain, depending upon the actual period for which the stock was held. If the optionee sells the shares in a disqualifying disposition at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income (treated as compensation subject to withholding) will be limited to the amount realized on the sale over the exercise price of the option. The Company and its subsidiaries will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

Non-Qualified Stock Options. In general, an optionee who receives a Non-Qualified Stock Option will recognize no income at the time of the grant of the option. Upon exercise of a Non-Qualified Stock Option, an optionee will recognize ordinary income (treated as compensation subject to withholding) in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price of the option. The basis in shares acquired upon exercise of a Non-Qualified Stock Option will equal the fair market value of such shares at the time of exercise, and the holding period of the shares (for capital gain purposes) will begin on the date of exercise. The Company will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income.

Other. Generally, if an optionee delivers previously-owned shares to pay the exercise price, such exercise generally will not be considered a taxable disposition of the previously-owned shares and thus no gain or loss will be recognized in respect of the shares delivered, and there will be a carryover basis and holding period for a like number of shares acquired. If, however, the shares delivered were acquired upon exercise of an ISO and are delivered prior to the optionee's satisfying the ISO holding period requirements described above, the delivery of shares will constitute a disqualifying disposition as to which the rules described above will apply. If the option being exercised is a Non-Qualified Stock Option, ordinary income (treated as compensation subject to withholding) will be recognized only on the additional shares acquired and will be equal to the fair market value of the shares on the date of exercise less any additional cash paid. Special rules apply in computing the amount and character of an optionee's income (or loss) upon the subsequent sale of shares acquired upon the exercise of an ISO, where the exercise price is paid by the delivery of previously-owned shares.

In general, if an option is surrendered for payment in connection with a change of control, the optionee will recognize ordinary income (treated as compensation subject to withholding) in an amount equal to the cash payment or the fair market value of the shares of Common Stock received, and the Company will be entitled to a business expense deduction in the same amount.

In addition, if an option is accelerated or surrendered for payment in connection with a change in control, the optionee may, in certain circumstances, be subject to a 20% excise tax on a portion of the income relating to the option, under the rules applicable pursuant to Section 4999 of the Code. These rules are fairly complex and the excise tax would only apply in cases where the amount of all payments to be received by an optionee contingent upon the change in control exceed certain thresholds established under the rules.

MARKET PRICE OF COMMON STOCK

On December 22, 1997 the closing price per share of the Common Stock on the Nasdaq National Market System was $31.75.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE 1997 OPTION PLAN.

          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                            (ITEM 3 ON PROXY CARD)

Pursuant to the Bylaws of the Company, shareholders will be asked to ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending September 30, 1998. KPMG Peat Marwick LLP has no relationship with the Company except in its capacity as the Company's auditors.

A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate inquiries.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING SEPTEMBER 30, 1998.

       COMPLIANCE WITH SECTION 16(A) OF THE 1934 SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended September 30, 1997, all such Section 16(a) filing requirements were met, except Mr. Andersen's late filing of one Form 4.

                             SHAREHOLDER PROPOSALS

Shareholder Proposals intended to be considered at the 1999 Annual Meeting of Shareholders must be received by the Secretary of the Company not later than September 9, 1998. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 ANNUAL REPORT

THE ANNUAL REPORT FOR ANALYTICAL SURVEYS, INC., FOR THE YEAR ENDED SEPTEMBER 30, 1997, IS MAILED WITH THIS PROXY STATEMENT. COPIES OF THE ANNUAL REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO MAY BE OBTAINED BY REQUEST FROM SCOTT C. BENGER, SECRETARY, 1935 JAMBOREE DRIVE, COLORADO SPRINGS, COLORADO 80920.

                                 OTHER MATTERS

Management is not aware of any matters to come before the meeting which will require the vote of shareholders other than those matters indicated in the Notice of Shareholder Meeting and this Proxy Statement. However, if any other matter calling for shareholder action should properly come before the meeting or any adjournments thereof, those persons named as proxies in the enclosed Proxy Form will vote thereon according to their best judgment.

                             By Order of the Board of Directors



                             /S/ Scott C. Benger
                             ------------------------
January 8, 1998              Scott C. Benger
                             Secretary/Treasurer

                                 FORM OF PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANALYTICAL SURVEYS, INC.
1935 Jamboree Drive
Colorado Springs Colorado
80920

The undersigned hereby appoints John A. Thorpe and James T. Rothe and each of them, with full power of substitution, the proxies of the undersigned to vote all shares of Common Stock of Analytical Surveys, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Antlers Doubletree Hotel, 4 South Cascade Avenue, Colorado Springs, Colorado, on February 10, 1998, at 3:30 p.m.
ANNUAL MEETING FEBRUARY 10, 1998

1.        ELECTION OF DIRECTORS

   [_] FOR all nominees listed below         [_] WITHHOLD AUTHORITY to vote for
                                                 all nominees listed below

       (except as marked to the contrary below)

       Willem H.J. Andersen    Sidney V. Corder    Robert H. Keeley  Richard P.
MacLeod
       Sol C. Miller       James T. Rothe                       John A. Thorpe

INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE
             THROUGH OR OTHERWISE STRIKE THE NOMINEE'S NAME IN THE LIST ABOVE.

                                                 PLEASE CONTINUE ON REVERSE SIDE


2. PROPOSAL TO RATIFY AND APPROVE THE COMPANY'S 1997 STOCK OPTION PLAN:
   [_]  FOR              [_] AGAINST             [_]    ABSTAIN

3. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 1998:
    [_]  FOR              [_] AGAINST             [_]    ABSTAIN

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.


Dated . . . . . . . . . . . . .,1998     Signed . . . . . . . . . . . . . . .
 . . . . . . . . . . . . . . . .

                             Signed . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . .

NOTE: Signature should agree with name on Stock Certificate as printed thereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                  APPENDIX 1


                           ANALYTICAL SURVEYS, INC.
             AMENDED AND RESTATED 1997 INCENTIVE STOCK OPTION PLAN


                                   SECTION 1
                                 INTRODUCTION

         1.1 Establishment. Analytical Surveys, Inc. a Colorado corporation, hereby establishes the Analytical Surveys, Inc. 1997 Incentive Stock Option Plan (the "Plan") for certain key employees of Analytical Surveys, Inc. and its Affiliated Corporations (collectively, the "Company").

         1.2 Purposes. The purposes of the Plan are to provide certain key management employees with added incentives to continue in the service of the Company and to create in such employees a more direct interest in the future success of the operations of the Company by relating incentive compensation to increases in stockholder value, so that the income of the key management employees is more closely aligned with the income of the Company's stockholders.


                                   SECTION 2
                                  DEFINITIONS

         2.1 Definitions. The following terms shall have the meanings set forth below:

               (a) "Affiliated Corporation" means any corporation or other entity (including, but not limited to, a partnership) which is affiliated with the Issuer through stock ownership or otherwise and is treated as a common employer under the provisions of Code Sections 414(b) and (c).

               (b) "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Issuer) shall approve (i) any consolidation or merger of the Issuer, or binding share exchange, pursuant to which shares of Stock would be changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the holders of the Stock immediately prior to such transaction have the same proportionate ownership of the common stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Issuer is a party as a result of which the persons who are holders of the Stock immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Issuer ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Issuer, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Issuer, but not a pledge of assets in the context of a bona fide loan.

               (c)   "Board" means the Board of Directors of the Issuer.

               (d) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

               (e) "Disabled" or "Disability" means a disability for which the Option Holder is entitled to disability payments under the Option Holder's Employment Agreement. For purposes of this Plan, such Disability will be deemed to have commenced on the first date on which the Option Holder is absent from work with the Company due to such Disability.

               (f) "Effective Date" means the effective date of the Plan, which will July 2, 1997.

               (g) "Eligible Employees" means Scott Benger, David Coates, Sidney Corder, John J. Dillon III, William M. Howell, Steve Jenkins, Mark Klimiuk, David Lewis, Jeffrey A. Meyerrose, Robert J. Montgomery, William Nantell and Randal J. Sage. No other employee of the Company will be considered an Eligible Employee for purposes of this Plan.

               (h) "Employment Agreement" means the employment contract or employment agreement between the Eligible Employee and the Company, as it may be amended and in effect at the time such contract or agreement is subject to reference under this Plan. If no such contract or agreement is in effect at the time of reference under this Plan, "Employment Agreement" will mean the Employment Agreement most recently in effect prior to the time of reference under this Plan.

               (i) "Fair Market Value" means the officially quoted closing price of the Stock on the NASDAQ National Market System on a particular date. If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions. If no such prices are reported on the NASDAQ National Market System, then Fair Market Value shall mean the average of the high and low sale prices for the Stock (or if no sales prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by NASDAQ or a quotation system of general circulation to brokers and dealers. If the Stock is not publicly traded, the Fair Market Value of the Stock on any date shall be determined in good faith by the Incentive Plan Committee after such consultation with outside legal, accounting and other experts as the Incentive Plan Committee may deem advisable.

               (j) "Incentive Plan Committee" means a committee consisting of all of the members of the Board.

               (k)   "Issuer" means Analytical Surveys, Inc.

               (l) "Option" means a right to purchase Stock at a stated price for a specified period of time. All Options granted under this Plan well be non-statutory stock options which are not intended to qualify as incentive stock options under Code Section 422.

               (m) "Option Price" means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with section 6.2(b).

               (n) "Option Holder" means each Eligible Employee who is granted Options under the Plan.

               (o) "Plan Year" means each 12-month period beginning January 1 and ending the following December 31, except that for the first year of the Plan the Plan Year shall begin on the Effective Date and extend to the first December 31 following the Effective Date.

               (p)   "Share" or "Shares" means a share or shares of Stock.

               (q)   "Stock" means the common stock of the Issuer.

         2.2 Gender and Number. Except where otherwise indicated by the context, the masculine gender also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.


                                   SECTION 3
                              PLAN ADMINISTRATION

         The Plan shall be administered by the Incentive Plan Committee. In accordance with the provisions of the Plan, the Incentive Plan Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Incentive Plan Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Incentive Plan Committee shall be liable for any action or determination made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. The determinations, interpretations, and other actions of the Incentive Plan Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.


                                   SECTION 4
                   ADJUSTMENTS TO STOCK SUBJECT TO THE PLAN

         4.1 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock, or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if such Shares had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the shares of Stock as to which Options may be granted under the Plan; and (ii) the Shares of Stock then included in each outstanding Option granted hereunder.

         4.2 General Adjustment Rules. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Option, the Company shall, in lieu of issuing such fractional Share, pay to the Option Holder a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share otherwise would have been issued.

         4.3 Determination by Incentive Plan Committee, Etc. Adjustments under this Section 4 shall be made by the Incentive Plan Committee, whose determinations with regard thereto shall be final and binding upon all parties.


                                   SECTION 5
                                 STOCK OPTIONS

         5.1 Grant of Options. Subject to Section 5.2(g), the Eligible Employees hereby are granted Options as follows:


               Jeff Armstrong                              10,000 Shares
               Scott Benger                                20,000 Shares
               David Coates                                10,000 Shares
               Sidney Corder                               20,000 Shares
               John J. Dillon III                          21,750 Shares
               William M. Howell                           40,730 Shares
               Steve Jenkins                               10,000 Shares
               Mark Klimiuk                                10,000 Shares
               David Lewis                                 10,000 Shares
               Jeffrey A. Meyerrose                        35,480 Shares
               Robert J. Montgomery                        57,730 Shares
               William Nantell                             10,000 Shares
               Randal J. Sage                              89,310 Shares

         5.2 Provisions Applicable to Options. Each Option granted under the Plan shall be subject to all of the terms and conditions of this Plan, including the following:

               (a) Price. The price at which each Share covered by an Option may be purchased shall be $13.75 per Share.

               (b) Date of Grant. Each Option shall be considered as having been granted on July 2, 1997 (the "Grant Date").

               (c) Duration of Options. Each Option must be exercised within ten (10) years from the Grant Date (the "Option Period").

               (d) Vesting of Options. Subject to the exercise and termination provisions set forth in Section 5.2(e) and Section 5.2(g) below, the Options will vest in accordance with the following schedule:


                        Vesting Date                    Percentage of Original Options Vested
                        ------------                    -------------------------------------
               Six months from Grant Date                               25%
               One year from Grant Date                                 50%
               Two years from Grant Date                                75%
               Three years from Grant Date                              100%

               (e) Exercise and Termination of Options. Notwithstanding any other provision of this Plan, and subject to Section 5.2(g), an Option will be subject to the exercise and termination provisions set forth below:

                     (i) Option Holder's Voluntary Termination of Employment. If the employment of the Option Holder is terminated voluntarily by the Option Holder within the Option Period for any reason (other than for cause, as determined under the Option Holder's Employment Agreement), all Options held by the Option Holder, whether or not vested, thereafter shall be terminated and shall be void for all purposes.

                     (ii) Option Holder's Termination of Own Employment For Cause. If the employment of the Option Holder is terminated by the Option Holder within the Option Period for cause, as determined under the Option Holder's Employment Agreement, all Options held by the Option Holder shall become immediately 100% vested as of such termination of employment, and the Options shall be exercisable for a period of ninety (90) days after such termination of employment. Upon the expiration of the 90-day exercise period, all unexercised Options held by the Option Holder thereafter shall be terminated and shall be void for all purposes.

                     (iii) Option Holder's Death. If the Option Holder dies while employed by the Company (or if the Option Holder dies after termination of employment but during any exercise period set forth in paragraphs (ii), (iv),
(v), (vi), or (vii)), and such death occurs within the Option Period, all unvested Options held by the Option Holder at his death thereafter shall be terminated and shall be void for all purposes. All Options vested as of the Option Holder's death may be exercised by the person so entitled to exercise such Option for a period of 180 days after such death. Upon the expiration of the 180-day exercise period, all unexercised Options thereafter shall be terminated and shall be void for all purposes.

                     (iv) Option Holder's Disability. If the Option Holder becomes Disabled while employed by the Company and within the Option Period, all unvested Options held by the Option Holder at his Disability will continue to vest in accordance with paragraph (i) for a period of 36 months from the date of such Disability; provided that the Option Holder survives for the 36- month Disability vesting period. All Options vested as of the Option Holder's Disability, and all Options which become vested during the 36-month period following such Disability, may be exercised by the Option Holder during the 36-month period following the Disability. Upon the expiration of the 36-month exercise period, all unexercised Options thereafter shall be terminated and shall be void for all purposes.

                     (v) Option Holder's Retirement After Age 65. If the Option Holder retires after attaining age 65 while employed by the Company and within the Option Period, all unvested Options held by the Option Holder at his retirement will continue to vest in accordance with Section 5.2(d) for a period of 36 months from the date of such retirement; provided that the Option Holder survives for the 36-month retirement vesting period. All Options vested as of the Option Holder's retirement, and all Options which become vested during the 36-month period following such retirement, may be exercised by the Option Holder during the 36-month period following the retirement. Upon the expiration of the 36-month exercise period, all unexercised Options thereafter shall be terminated and shall be void for all purposes.

                     (vi) Termination of Option Holder's Employment by Company Without Cause. If the Company terminates the employment of the Option Holder within the Option Period for any reason other than for cause (as determined under the Option Holder's Employment Agreement), all unvested Options held by the Option Holder at the date of such termination of employment shall become immediately 100% vested as of such termination of employment, and the Options shall be exercisable for a period of ninety (90) days after such termination of employment. Upon the expiration of the 90-day exercise period, all unexercised Options held by the Option Holder thereafter shall be terminated and shall be void for all purposes.

                     (vii) Termination of Option Holder's Employment by Company For Cause. If the Company terminates the employment of the Option Holder within the Option Period for cause, as determined under the Option Holder's Employment Agreement, all unvested Options thereafter shall be terminated and shall be void for all purposes. All Options vested as of the Option Holder's termination of employment may be exercised by the Option Holder for a period of 15 days after such termination of employment. Upon the expiration of the 15-day exercise period, all unexercised Options thereafter shall be terminated and shall be void for all purposes.

                     (viii) Vesting and Exercise Upon Occurrence of Approved Transaction. In the event of an Approved Transaction, then all outstanding Options shall become 100% vested at the date determined by the Incentive Plan Committee, which date shall be at least thirty (30) days prior to the occurrence of the Approved Transaction. Such vested Options shall be exercisable for a period of thirty (30) days after such vesting date. Upon the expiration of the 30-day exercise period, all unexercised Options held by the Option Holder thereafter shall be terminated and shall be void for all purposes. Notwithstanding the above, if any agreement or plan relating to the Approved Transaction provides for the assumption, exchange, or conversion of the Options for options for securities in the surviving corporation, all Options outstanding under this Plan shall be subject to such assumption, exchange, or conversion, and no accelerated vesting or exercisability shall apply to such Options.

               (f)   Manner of Exercise of Option.

                     (i) An Option may be exercised by delivery to the Corporate Secretary of the Company of written notice specifying the particular Option (or portion thereof) which is being exercised, the number of Shares with respect to which such Option is exercised and including payment of the Option Price. Such notice shall be in a form satisfactory to the Incentive Plan Committee. The exercise of the Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company of the Option Price. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder.

                     (ii) The exercise price shall be paid by any of the following methods or any combination of the following methods:

                           (A)   in cash;

                           (B)   by cashier's check payable to the order of the
Company;

                           (C)   by delivery to the Company of certificates
representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company. The Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date and the exercise date shall be the day of the delivery of the certificates for the Stock used as payment of the Option Price; or

                           (D)   by delivery to the Company of a properly
executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock or of a loan from the broker to the Option Holder necessary to pay the exercise price.

               (g) The options granted to Scott Benger and Sidney Corder pursuant to Section 5.1 are contingent upon and subject to approval by the shareholders of the Company and may not be exercised unless and until such shareholder approval is obtained. If such shareholder approval is not obtained by July 2, 1998, all such options automatically shall be terminated and shall be void for all purposes.

         5.3 Stockholder Privileges. Prior to the exercise of the Option and the transfer of Shares to the Option Holder, an Option Holder shall have no rights as a stockholder with respect to any Shares subject to any Option granted to such person under this Plan, and until the Option Holder becomes the holder of record of such Stock, no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Section 4.


                                   SECTION 6
                              GENERAL PROVISIONS

         6.1 Employment. Nothing contained in the Plan or in any Option shall confer upon any Eligible Employee any right with respect to the continuation of his or her employment by the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of such Employee from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment shall be determined by the Incentive Plan Committee at the time.

         6.2 Nontransferability. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event or an Option Holder's death, an Option Holder's rights and interests in Options shall, to the extent provided in Section 5 be transferable by testamentary will or the laws of decent and distribution. In the opinion of the Incentive Plan Committee, if an Option Holder is disabled from caring for his affairs because of mental condition, physical condition or age, such Option Holder's Options shall be exercised by such person's guardian, conservator or other legal personal representative upon furnishing the Incentive Plan Committee with evidence satisfactory to the Incentive Plan Committee of such status.

         6.3 Compliance with Securities Laws. Each Option shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Incentive Plan

Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

         6.4 Other Employee Benefits. The amount of any compensation deemed to be received by an Option Holder as a result of the exercise of an Option shall not constitute "earnings" with respect to which any other employee benefits of such Option Holder are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

         6.5 Nonexclusivity of Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

         6.6 Plan Amendment, Modification, and Termination. The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment, modification or termination of the Plan shall in any manner adversely affect any Options theretofore granted under the Plan, without the consent of the Option Holder holding such Options.

         6.7 Duration of Plan. The Plan shall fully cease and expire at midnight on the date that is ten years from the Effective Date of the Plan. Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.

         6.8 Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option shall be subject to the Option Holder's satisfaction of all applicable federal, state and local income and other tax withholding requirements. At the time an Option is exercised by the Option Holder, the Committee, in its sole discretion, may permit the Option Holder to pay all such amounts of tax withholding, or any part thereof, by transferring to the Company, or directing the Company to withhold from Shares otherwise issuable to such Option Holder, Shares having a value equal to the amount required to be withheld or such lesser amount as may be determined by the Committee at such time. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined.


                                   SECTION 7
                              REQUIREMENTS OF LAW

         7.1 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

         7.2 Federal Securities Law Requirements. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         7.3 Governing Law. The Plan shall be construed in accordance with and governed by the laws of the State of Colorado.

         IN WITNESS THEREOF, the Company and the Option Holders hereby agree to the provisions set forth herein, and have signed their names as of the dates set forth below.


                                       ANALYTICAL SURVEYS, INC.


                                       By:
                                          ------------------------------------
                                       Title:
                                             ---------------------------------
                                       Date:
                                            ----------------------------------


                                       OPTION HOLDERS:

                                       ---------------------------------------
                                                  Jeff Armstrong
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  Scott Benger
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  David Coates
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  Sidney Corder
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  John J. Dillon III
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  William M. Howell

                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  Steve Jenkins
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  Mark Klimiuk
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  David Lewis
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  Jeffrey A. Meyerrose
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  Robert J. Montgomery
                                       Date:
                                            ----------------------------------


                                       ---------------------------------------
                                                  William Nantell
                                       Date:
                                           -----------------------------------


                                       ---------------------------------------
                                                  Randal J. Sage
                                       Date:
                                           -----------------------------------

                               AMENDMENT TO AND
                                 SUPPLEMENT OF
                           ANALYTICAL SURVEYS, INC.
                  AMENDED AND RESTATED 1997 STOCK OPTION PLAN


                                   SECTION 8
                                 INTRODUCTION

         Analytical Surveys, Inc., a Colorado corporation, hereby amends and supplements the Analytical Surveys, Inc. 1997 Stock Option Plan (the "Plan") by adding to it the provisions set forth below, which provisions will apply to the granting of options other than the options granted to certain employees as of July 2, 1997. This portion of the Plan is for the benefit of certain selected officers, employees, directors, consultants and advisors of Analytical Surveys, Inc. (the "Company") and any Affiliated Corporations, and is intended as an inducement to designated persons responsible for the conduct and management of the Company's business or who are involved in endeavors significant to its success to acquire a proprietary interest in the Company, to gain an added incentive to advance the interests of the Company and to remain affiliated with the Company. This portion of the Plan is intended to have no effect on the options granted on July 2, 1997, and the terms of this portion of the Plan will govern the grant of all options under this Plan after July 2, 1997.


                                   SECTION 9
                                  DEFINITIONS

         9.1 Definitions. The following terms shall have the meanings set forth below:

               (a) "Affiliated Corporation" means any corporation or other entity (including, but not limited to, a partnership or a limited liability company) which is affiliated with Analytical Surveys, Inc. through stock ownership or otherwise so as to be treated as a common employer under the provisions of Code Sections 414(b) and (c).

               (b) "Board" means the Board of Directors of Analytical Surveys, Inc.

               (c) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

               (d) "Compensation Committee" means one or more of the committees described below. Members of the Compensation Committee shall serve at the pleasure of the Board and may resign at any time upon written notice to the Board.

                    (i) Generally: If paragraphs (ii) and (iii) below are not applicable, the "Compensation Committee" shall consist of one or more members of the Board and/or such other person or persons as may be appointed from time to time by the Board, or the entire Board if no such Committee has been appointed.

                    (ii) For Reporting Persons: With respect to the grant or administration of any Options granted under the Plan to Eligible Employees who are subject to the reporting requirements under Section 16(a) of the 1934 Act, unless the Board determines otherwise, the Compensation Committee shall be constituted so as to comply with Rule 16b-3 promulgated under the 1934 Act and shall consist of (A) two non-employee directors (as defined in Rule 16b-3) or
(B) the entire Board ("16b-3 Committee"); provided that if a 16b-3 Committee is
                                          -------------
not required for such grant or grants to meet the exemption requirements under Rule 16b-3, then this sentence shall not be applicable.

                    (iii) For Compliance with Code Section 162(m): With respect to the grant or administration of any Options granted under the Plan to an Eligible Employee subject to Code Section 162(m) and for which the Board determines, in its discretion, that compliance with Code Section 162(m) is necessary or desirable, the Compensation Committee shall be constituted so as to comply with Code Section 162(m) and the Treasury Regulations thereunder and shall consist of two or more outside directors and no other person; provided
                                                                    --------
that if a 162(m) Committee is not required for such grant or grants to meet the
----
conditions of Code Section 162(m), then this sentence shall not be applicable.

               (e) "Disability" means a physical or mental condition which, in the judgment of the Company, based on medical reports or other evidence satisfactory to the Company, permanently prevents an employee from satisfactorily performing his or her usual duties for the Company or the duties of such other position or job which the Company makes available to him or her and for which such employee is qualified by reason of his or her training, education, or experience.

               (f) "Effective Date" means the effective date of the Plan, which will be _______, 1998.

               (g) "Eligible Employee" means full-time key employees (including, without limitation, officers and directors who also are employees) of the Company or any Affiliated Corporation, consultants performing services for the Company or any Affiliated Corporation, and Outside Directors of the Company or any Affiliated Corporation, whose judgment, initiative and efforts are, or are expected to be, important to the successful conduct of the Company's business.

               (h) "Fair Market Value" means the officially quoted closing price of the Stock on the New York Stock Exchange or any other national exchange (a "National Exchange") on a particular date. If there are no Stock transactions on such date, the value will be determined as of the immediately preceding date on which there were Stock transactions. If no such prices are reported on a National Exchange, then Fair Market Value means the officially quoted closing price of the Stock on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System on a particular date. If there are no Stock transactions on such date, the Fair

Market Value will be determined as of the immediately preceding date on which there were Stock transactions. If no such prices are reported on NASDAQ, then Fair Market Value means the average of the high and low sale prices for the Stock (or if no sales prices are reported, the average of the high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by NASDAQ or a quotation system of general circulation to brokers and dealers.

               (i)  "ISO" means an incentive stock option issued under Code
Section 422.

               (j) "1934 Act" means the Securities Exchange Act of 1934, as amended.

               (k) "NSO" means a non-statutory (or nonqualified) option that is not intended to qualify as an incentive stock option under Code Section 422.

               (l) "Option" means a right to purchase Stock at a stated price for a specified period of time.

               (m) "Option Holder" means an Eligible Employee who has been designated by the Compensation Committee from time to time during the term of the Plan to receive one or more Options under the Plan.

               (n) "Option Price" means the price at which Shares of Stock subject to an Option may be purchased, determined in accordance with Section 5.2(b).

               (o)  "Optioned Shares" means the Shares subject to an Option.

               (p) "Outside Director" means those members of the Board of Directors and members of the board of directors of any Affiliated Corporation who are not officers or employees of the Company or any Affiliated Corporation.

               (q) "Plan Year" means the 12-month period from October 1 to September 30 each year, except that the first Plan Year will commence on the Effective Date and will end on the next following September 30.

               (r) "Rule 16b-3" means Rule 16b-3 promulgated under the 1934 Act or any successor rule.

               (s)  "Share" or "Shares" means a share or shares of Stock.

               (t)  "Stock" means the common stock of the Company.

         9.2 Gender and Number. Except where otherwise indicated by the context, the masculine gender also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                                  SECTION 10
                              PLAN ADMINISTRATION

         10.1 Compensation Committee; Powers. The Plan shall be administered by the Compensation Committee. In accordance with the provisions of the Plan, the Compensation Committee shall have full power and authority, in its sole discretion, to administer the Plan, including authority to interpret and construe any provision of the Plan and any Option granted hereunder, to select the Eligible Employees to whom Options will be granted, the type (i.e., ISO or
                                                                  ----
NSO) and amount of each Option, and any other terms and conditions of each Option as the Compensation Committee may deem necessary or desirable and consistent with the terms of the Plan. The Compensation Committee shall have full power and authority to determine the form or forms of the agreements with Option Holders, which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Option Holders with respect to Options granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Compensation Committee in granting an Option may provide for the granting or issuance of additional, replacement or alternative Options upon the occurrence of specified events, including the exercise of the original Option. The Board may reserve to itself any of the authority granted to a committee or committees as set forth herein, and it may perform and discharge all of the functions and responsibilities of any such committee at any time that a duly constituted committee is not appointed and serving.

         10.2 Actions of Compensation Committee. The Compensation Committee may from time to time adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulation or to any change in law or regulation applicable thereto, or as it may otherwise deem proper and in the best interests of the Company. The Compensation Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Compensation Committee shall be liable for any action, interpretation or determination made in good faith (including determinations of Fair Market Value), and all members of the Compensation Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, interpretation or determination. All actions taken and all interpretations and determinations made by the Compensation Committee pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes and on Option Holders, the Company and all other persons. Any determination reduced in writing and signed by all of the members shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

                                  SECTION 11
                          STOCK RESERVED FOR THE PLAN

         11.1 Number of Shares. Subject to the provisions of Section 4.3 below, the number of shares which are authorized for issuance under the Plan is 500,000, any or all of which may be issued as Incentive Stock Options. Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available under the Plan. The Shares reserved for issuance under the Plan may be either authorized and unissued or held in the treasury of the Company. The Shares reserved for issuance under the Plan may be either authorized and unissued or held in the treasury of the Company.

         11.2 Unused and Forfeited Stock. Any Shares that are subject to an Option under this Plan which are not used because the terms and conditions of the Option are not met, including any Shares that are subject to an Option which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 5.2(f) or Section 10 automatically shall again become available for use under the Plan.

         11.3 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock, or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification, recapitalization, reverse stock split, or other change in corporate structure affecting the Stock, then in relation to the Stock that is affected by such events, such that an adjustment (whether such adjustment is an increase or a decrease) is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Compensation Committee shall, in its sole discretion and in such manner as the Compensation Committee may deem equitable and appropriate, make such adjustments to any or all of (i) the number and kind of Shares which thereafter may be made subject to Options under the Plan, (ii) the number and kind of Shares subject to outstanding Options, and (iii) the purchase or Option Price with respect to any of the foregoing.

         11.4 General Adjustment Rules. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Option, the Company, in its discretion, may, in lieu of issuing such fractional Share, pay to the Option Holder a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share otherwise would have been issued.

                                   SECTION 12
                                  STOCK OPTIONS

         12.1     Grant of Options.

                  (a) Generally. An Eligible Employee may be granted one or more Options. The Compensation Committee, in its sole discretion, shall designate whether an Option is to be considered an ISO or an NSO. The Compensation Committee may grant both an ISO and an NSO to the same Eligible Employee at the same time or at different times. ISOs and NSOs, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

                  (b) Grants to Outside Directors. With respect to Outside Directors who are Eligible Employees, unless otherwise determined by the Committee, each such Outside Director shall be granted NSOs representing 9,000 Shares for each Plan Year for the term of the Plan.

         12.2 Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into by the Company and the Option Holder, and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Compensation Committee may consider appropriate in each case. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern. Any such agreement may be supplemented or amended from time to time as approved by the Compensation Committee as contemplated herein.

                  (a) Number of Shares. Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Compensation Committee.

                  (b) Price. The price at which each Optioned Share may be purchased shall be determined by the Compensation Committee and set forth in the stock option agreement. An Option which is an NSO may be granted at any price equal to or less than Fair Market Value, in the sole discretion of the Compensation Committee. An Option which is an ISO shall be granted at Fair Market Value; provided, however, that an ISO which is granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must be at least 110% of the Fair Market Value of the Stock subject to the ISO on the date the Option is granted.

                  (c) Duration of Options. Each stock option agreement shall state the period of time, determined by the Compensation Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must expire, in all cases, not more than ten years from the date an Option is granted; provided, however, that an ISO which is granted to an

Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must expire not more than five years from the date the Option is granted. Notwithstanding any other provision of the Plan, any Option Holder who is subject to Section 16 of the 1934 Act may not exercise any portion of an Option during the first six months following the grant of such Option, except that this limitation shall not apply in the event of the Option Holder's death or disability during such six-month period.

                  (d) Termination of Employment, Death, Disability, Etc. Except as otherwise determined by the Compensation Committee, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment (or services) or the death of the Option
Holder:

                      (i) Death or Disability: If the Option Holder dies, or if the Option Holder becomes Disabled during the Option Period while still employed (or, in the case of a consultant or advisor, while the Option Holder is performing services), or within the three-month period referred to in (iii) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death or Disability, but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's death or Disability.

                      (ii) Termination for Cause: If the employment of the Option Holder is terminated within the Option Period for Cause, as determined under any written employment agreement between the Option Holder and the Company, the Option (whether or not vested and whether or not then exercisable) thereafter shall be void for all purposes.

                      (iii) Other Termination: If the employment of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company or by an Affiliated Corporation and which, in the case of a consultant or advisor or an Outside Director, means that the Option Holder is no longer performing services for the Company or an Affiliated Corporation) within the Option Period for any reason other than Cause, Disability or the Option Holder's death the Option may be exercised by the Option Holder within three months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of employment or termination of services.

                  (e) Transferability. Each stock option agreement shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order (QDRO), and that such Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of Disability or incapacity, by his or her guardian or legal representative. With the consent of the Compensation Committee, a transfer of an NSO (whether or not vested) by the Option Holder to a family trust or a family partnership, corporation, limited liability company, or similar family entity, as part of the Option Holder's estate planning will not be treated as a transfer under this Section. Any NSO so transferred will remain subject to the restrictions in this Plan.

                  (f) Exercise, Payments, Etc.

                      (i) Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Company of written notice specifying the particular Option (or portion thereof) which is being exercised, the number of Shares with respect to which such Option is exercised and including payment of the Option Price. Such notice shall be in a form satisfactory to the Compensation Committee. An Option for the purchase of Shares granted hereunder may be exercised either in whole at any time, or from time to time. The exercise of the Option shall be deemed effective upon receipt of such notice by the Company and payment to the Company of the Option Price. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below and permitted under the appropriate stock option agreement. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder.

                      (ii) The method or methods of payment of the Option Price for the Shares to be purchased upon exercise of an Option shall be determined by the Compensation Committee and may consist of any one or more of the following methods:

                             (A)  in cash;

                             (B)  by cashier's check, certified check, or
any other similar instrument acceptable to the Company and payable to the order of the Company;

                             (C)  authorization from the Company to retain
from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the Option Price for the total number of Shares as to which the Option is exercised;

                             (D)  delivery of a properly executed exercise
notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the Option Price;

                             (E)  by delivery to the Company of certificates
representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the Option Price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the

Compensation Committee. The Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date and the exercise date shall be the day of the delivery of the Certificates for the Stock used as payment of the Option Price.

                  (g) Date of Grant. An Option shall be considered as having been granted on the date specified as the effective date of the grant in the grant resolution of the Board or Compensation Committee.

         12.3 Stockholder Privileges. Prior to the exercise of the Option and the transfer of Shares to the Option Holder, an Option Holder shall have no rights as a stockholder with respect to any Shares subject to any Option granted to such person under this Plan, and until the Option Holder becomes the holder of record of such Stock, no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Section 4.


                                   SECTION 13
                                CHANGE IN CONTROL

         13.1 Change in Control. In the event of a change in control of the Company, as defined in Section 6.2, at the discretion of the Compensation Committee and only as expressly provided in the applicable stock option agreement, each outstanding Option shall become exercisable in full in respect of the aggregate number of Shares covered thereby, upon the occurrence of the events described in clause (a) and (b) of Section 6.2 or immediately prior to the consummation of the events described in clause (c) of Section 6.2. In addition, the Compensation Committee, in its sole discretion, without obtaining stockholder approval, to the extent permitted in Section 9, may take any or all of the following actions: (a) grant a cash bonus award to any Option Holder in an amount necessary to pay the Option Price of all or any portion of the Options then held by such Option Holder; (b) pay cash to any or all Option Holders in exchange for the cancellation of their outstanding Options in an amount equal to the difference between the Option Price of such Options and the greater of the tender offer, merger, or other transaction price for the underlying Stock or the Fair Market Value of the Stock on the date of the cancellation of the Options; and (c) make any other adjustments or amendments to the outstanding Options. Notwithstanding the foregoing, unless otherwise provided in the applicable stock option agreement, the Compensation Committee may, in its discretion, determine that any or all outstanding Options granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an event described in Section 6.2 and/or will not terminate if not exercised prior to consummation of such event, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken, or made effective provision for the taking of, such action as in the opinion of the Compensation Committee is equitable and appropriate to substitute a new Option for such Option or to assume such Option in order to make such new or assumed Option, as nearly as may be practicable, equivalent to the old Option (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Stock may be changed, converted or exchanged in connection with such event.

         13.2 Definition. A "change in control" shall be deemed to have occurred if any of the following occur:

                  (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the 1934 Act, other than a principal shareholder or any "affiliate" or family member of such person ("family member" means a spouse, ancestor, sibling or descendant, any spouse of such person, and any trust for the primary benefit of any one or more of such persons), acquires or becomes a "beneficial owner" (as defined in Rule 13d-3 or any successor rule under the 1934 Act), directly or indirectly, of securities of Employer representing 50% or more of any class of capital stock that is empowered to vote with respect to the election of directors of the Company ("Voting Securities"), except that the following will not constitute a Change in Control pursuant to this Section:

                      (i) any acquisition of beneficial ownership by the Company or a subsidiary of the Company; or

                      (ii) any acquisition of beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its subsidiaries.

                  (b) A reorganization, merger or consolidation of Company or a statutory exchange of outstanding Voting Securities of the Company where a change in beneficial ownership of Voting Securities of the Company occurs of a magnitude equal to that described in paragraph (a) (but specifically excluding a merger or consolidation with a subsidiary of the Company, or the creation of a holding company structure where no material change in beneficial ownership occurs, or any such transaction where only the state of incorporation of the Company changes).

                  (c) A complete liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (in one or a series of transactions), in either case if approval of the stockholders of the Company is required for such a transaction.

A Change in Control will not be deemed to occur if (x) the acquisition of beneficial ownership of the 50% or greater interest referred to in paragraph (a) is by any Option Holder or by a group, acting in concert, that includes any Option Holder or (y) if a majority of the then combined voting power of the then outstanding Voting Securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company will, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in paragraph (b) or (c), be beneficially owned, directly or indirectly, by any Option Holder or by a group, acting in concert, that includes any Option Holder.

         13.3 Golden Parachute Payments. If the provisions of this Section would result in the receipt by any Option Holder of a payment within the meaning of Code Section 280G and the regulations thereunder and if the receipt of such payment would result in the denial of any deduction under Section 280G or imposition of any excise tax under Code Section 4999, then the amount of such payment will be reduced to the extent required, in the opinion of independent tax counsel, to prevent the application of such Code Sections; provided, however, that the Compensation Committee, in its sole discretion, may authorize the payment of all or any portion of the amount of such reduction to the Option Holder. In such event, the Company will have no obligation or liability with respect to the Option Holder for the amount of any excise tax imposed on the Option Holder under Code Section 4999.


                                   SECTION 14
                     RIGHTS OF EMPLOYEES AND OPTION HOLDERS

         14.1 Employment. Nothing contained in the Plan or in any Option shall confer upon any Eligible Employee any right with respect to the continuation of his or her employment by the Company (or, in the case of an Outside Director, advisor or consultant, to the continuation of the performance of services for the Company), or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or services or to increase or decrease the compensation of such Eligible Employee from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment or a termination of services shall be determined by the Compensation Committee at the time.

         14.2 Nontransferability. No right or interest of any Option Holder in an Option granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Option Holder, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy, except pursuant to a qualified domestic relations order. In the event of an Option Holder's death, an Option Holder's rights and interests in Options shall, to the extent provided in Section 5, be transferable by testamentary will or the laws of decent and distribution. In the opinion of the Compensation Committee, if an Option Holder is disabled from caring for his affairs because of mental condition, physical condition or age, such Option Holder's Options shall be exercised by such person's guardian, conservator or other legal personal representative upon furnishing the Compensation Committee with evidence satisfactory to the Compensation Committee of such status.


                                   SECTION 15
                            MISCELLANEOUS PROVISIONS

         15.1 Investment Representations. The Company may require any Option Holder, as a condition of exercising such Option or receiving Stock under the Option, to give written assurances, in the substance and form satisfactory to the Company and its counsel, to the effect that such person is acquiring the Stock subject to the Option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

         15.2 Compliance with Securities Laws. Each Option shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Compensation Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

         15.3 Other Employee Benefits: The amount of any compensation deemed to be received by an Option Holder as a result of the exercise of an Option shall not constitute "earnings" with respect to which any other employee benefits of such Option Holder are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

         15.4 Nonexclusivity of Plan: The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Affiliated Corporation now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

         15.5 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

         15.6 Federal Securities Law Requirements. With respect to Eligible Employees subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Compensation Committee results in a failure of such transaction to so comply, it shall be deemed null and void with respect to such Eligible Employee(s), to the extent permitted by law and deemed advisable by the Compensation Committee.

         15.7 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.


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                                   SECTION 16
                  PLAN AMENDMENT, MODIFICATION AND TERMINATION

         The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval otherwise is necessary or desirable.

         No amendment, modification or termination of the Plan shall in any manner adversely affect any Options theretofore granted under the Plan without the consent of the Option Holder holding such Options.


                                   SECTION 17
                                   WITHHOLDING

         17.1 Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option shall be subject to the Option Holder's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

         17.2 Satisfaction of Withholding Obligations. Upon timely exercise of the Option, the Company in its sole discretion may (a) withhold the issuance of the Stock until the Option Holder provides the Company with cash equal to the amount of federal, state and local income taxes and related taxes, if any, which the Company is required to withhold and pay in connection with the exercise of the Option (the "Withholding Obligation"), (b) withhold an amount in cash equal to the Withholding Obligation with respect to the issuance of the shares to Option Holder from future compensation of the Option Holder; provided that if Option Holder's employment or services terminate under Section 5, any portion of the Withholding Obligation remaining in connection with the grant of this Option shall be payable and paid by the Option Holder to the Company in cash no later than the date of termination, or (c) permit the Option Holder to satisfy the Withholding Obligation, or any part thereof, by transferring Stock to the Company, or by having Stock withheld from the Stock otherwise issuable upon exercise of this Option, with a Fair Market Value on the date that the amount of tax is to be withheld equal to the Withholding Obligation.


                                   SECTION 18
                              DURATION OF THE PLAN

         The Plan shall terminate at such time as may be determined by the Board, and no Option shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight on the date that is ten years from the Effective Date of the

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

Plan. Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.


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